SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 30, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 5 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On November 30, 1998 registrant issued a press release entitled Halliburton Completes Debt Tender Offer pertaining, among other things, to an announcement that registrant's subsidiary, Dresser Industries, Inc.'s Change of Control Offer to purchase for cash at 101 percent of principal amount, plus accrued interest, of all of the outstanding 8 percent guaranteed senior notes due 2003 of Baroid Corporation expired at 5:00 PM Eastern Standard Time on Monday, November 30, 1998. At that time, an aggregate of $10,935,000 in principal amount of the $150,000,000 of notes outstanding had been tendered. Under the terms of the offer, the tendered notes may be withdrawn at any time prior to 5:00 PM, Central Standard Time, on December 10, 1998.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated November 30, 1998.






                                Page 2 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:    December 4, 1998         By:  /s/  Susan S. Keith
                                     -------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary






                                Page 3 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX

Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           November 30, 1998
                           Incorporated by Reference







                                Page 4 of 5 Pages
                       The Exhibit Index Appears on Page 4